UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 21, 2006

                           JACKSONVILLE BANCORP, INC.
                          ------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Federal                     00049792                 33-1002258
  --------------------------      ----------------------     ------------------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1211 West Morton Avenue, Jacksonville, Illinois                    62650
-----------------------------------------------                    ------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (217) 245-4111
                                                     --------------


                                 Not Applicable
                                -----------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year


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Item 5.03           Amendments to Articles of Incorporaiton or Bylaws; Change in
                    Fiscal Year
                    ------------------------------------------------------------

     On February 21, 2006, the Jacksonville Bancorp, Inc. (the "Registrant") Board of Directors passed resolutions amending its bylaws effective at the annual meeting to decrease the Board of Directors by one, from ten to nine individuals. The Registrant notified the Office of Thrift Supervision of this amendment in accordance with applicable regulations.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            JACKSONVILLE BANCORP, INC.



DATE:  February 22, 2006               By: /s/ Richard A. Foss
                                           ------------------------------
                                           Richard A. Foss
                                           President and Chief Executive Officer